Related party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions [Abstract]
Related party transactions [Text Block]

29. Related party transactions

In 2022, interest revenues of $4.2 million were recorded on notes receivable from associates ($3.6 million in 2021). As at December 31, 2022, interest receivable from associates of $8.0 million are included in amounts receivable ($4.6 million as at December 31, 2021). Loans, notes receivable, and convertible instruments from related parties amounted to $30.9 million as at December 31, 2022 ($42.3 million as at December 31, 2021) and were included in other investments on the consolidated balance sheets. As of December 31, 2022, Osisko acts as a guarantor towards an insurance company that has issued environmental bonds to governmental authorities in the name of Osisko Development valued at approximately $17.9 million.

In January 2023, the convertible secured senior note of $17.6 million held from Falco Resources Ltd. was amended. The accrued interest receivable of $2.8 million was capitalized to the capital of the note, the interest rate was increased from 7% to 8% per annum, the conversion price was reduced from $0.55 to $0.50 per common share and the maturity date of the note was extended to December 31, 2024. In addition, the Company has the ability to apply the loan or a portion of the loan against future stream payments (Note 30).

Additional transactions with related parties are described under Notes 11, 30 and 31.